                                                Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2020 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of February, 2021.

                                        /s/ Alan R. Buckwalter, III
                                        ALAN R. BUCKWALTER, III

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2020 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of February, 2021.

                                        /s/ Anthony L. Coelho
                                        ANTHONY L. COELHO

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2020 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of February, 2021.

                                        /s/ Jakki L. Haussler
                                        JAKKI L. HAUSSLER

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2020 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of February, 2021.

                                        /s/ Victor L. Lund
                                        VICTOR L. LUND

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2020 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of February, 2021.

                                        /s/ Clifton H. Morris, Jr.
                                        CLIFTON H. MORRIS, JR.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2020 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of February, 2021.

                                        /s/ Ellen Ochoa
                                        ELLEN OCHOA

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2020 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of February, 2021.

                                        /s/ Sara Martinez Tucker
                                        SARA MARTINEZ TUCKER

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2020 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of February, 2021.

                                        /s/ W. Blair Waltrip
                                        W. BLAIR WALTRIP

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint Eric D. Tanzberger and Gregory T. Sangalis his true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 2020 and to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of February, 2021.

                                        /s/ Marcus A. Watts
                                        MARCUS A. WATTS